Exhibit 10.28

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Agreement”) made as of the 6th day of December, 2005, between BANK OF AMERICA, N.A., as original lender, having an address at Hearst Tower, 214 North Tryon Street, Charlotte, North Carolina 28255 (“Lender”), BANK OF AMERICA, N.A., as Master Servicer for Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-5 (“Master Servicer”) and FIRST STATES INVESTORS 239, LLC, a Delaware limited liability company, having an address at c/o American Financial Realty Trust, 680 Old York Road, Suite 200, Jenkintown, Pennsylvania 19046 (“Borrower”).

W I T N E S S E T H:

WHEREAS, Lender and Borrower are parties to that certain Loan Agreement, dated as of August 5, 2005 (the “Loan Agreement”);

WHEREAS, the Note (as defined in the Loan Agreement) was split pursuant to that certain Note Severance Agreement, dated as of October 1, 2005, into Note A-1 and Note A-2 between Borrower and Lender, and Note A-1 was subsequently securitized as part of the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-5;

WHEREAS, Master Servicer is acting as master servicer for Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-5 with respect to Note A-1; and

WHEREAS, Lender, Master Servicer and Borrower have agreed to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Unless otherwise defined in this Agreement, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

2. The first sentence of Section 2.4(b)(iv) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

For purposes of this Section 2.4, “REMIC Prohibition Period” means the earlier to conclude of (A) two-year period commencing with the latest “startup day” within the meaning of Section 860G(a)(9) of the Code of any REMIC Trust that holds the Note A-1 or Note A-2 and (B) the period commencing on the date hereof and ending on the date which is three (3) years after the first Scheduled Payment Date following the date hereof.

3. This Agreement may not be amended nor any provision hereof waived or modified except by an instrument in writing signed by Borrower, Master Servicer and Lender.

4. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York.

5. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

BORROWER:

FIRST STATES INVESTORS 239, LLC, a Delaware limited liability company

By:	/s/ Sonya Huffman
Name: Sonya Huffman
Title:

LENDER:

BANK OF AMERICA, N.A., a national banking association

By:	/s/ [Signature Illegible]
Name:
Title: Principal

BORROWER PRINCIPAL:

Acknowledged and agreed to:

FIRST STATES GROUP, L.P., a Delaware limited partnership

By:	First States Group LLC, a Delaware limited liability company, its general partner

By:	/s/ Sonya Huffman
Name:	Sonya Huffman
Title:

MASTER SERVICER:

BANK OF AMERICA, N.A., a national banking association, as Master Servicer for Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-5

By:	/s/ Cynthia G. Downs
Name: Cynthia G. Downs
Title: Principal

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